                                AMENDMENT NO. 03

                                      TO

             BP EXPLORATION (ALASKA) INC.  CONTRACT NO. 92MR067A


THIS AMENDMENT No. 03, effective the 1st day of August, 1996, regardless of the date actually signed by the parties, is between BP EXPLORATION (ALASKA) INC., hereinafter referred to as "Operator", and General Communications, Inc.(Previously GCI NETWORK SYSTEMS), hereinafter referred to as "Contractor".

WHEREAS;

A. By a Contract Agreement dated April 1, 1992, (Contract No. 92MR067A) entered into between Operator and the Contractor and hereafter referred to as "The Contract", terms were agreed as to the performance of telecommunication services for Operator.

B.  Operator and Contractor have agreed to migrate Anchorage, Prudhoe Bay Unit
    (PBU) and Milne Point Unit (MPU) telecommunications and network services to GCI.

In consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree as follows:

I.   STATEMENT OF WORK

     The scope of the Services shall in addition to Anchorage, include delivery of telecommunication and network services at Operators Prudhoe Bay Unit
     (PBU) and Milne Point Unit (MPU) facilities, and co-ordination of all activities associated with the transition of PBU and MPU telecommunication and network services to GCI.

     Services include those specified in "Scope of Work", Attachment 6 of the Contract along with those specifically described in "Scope of Services", Attachment 10, of this Amendment.

     During the term of this Amendment, and as part of the Scope of Services, a due diligence audit of all PBU and MPU telecommunication and network services will be conducted. The Parties agree to identify and discuss any additions or deletions to Services and adjust in good faith the Compensation referred to in Section 11, of this Amendment.

FS/1-SIs
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II.  COMPENSATION

     PAYMENT FOR SERVICES

     In consideration of the provision of the Services, Operator shall pay for the actual costs incurred by the Contractor in providing Services, on a cost reimbursement basis.

     1. Attachment 8 of the contract is hereby deleted in its entirety and replaced by the following methodology:

          a. The Parties agree that the contractual commercial arrangement shall be based on payment of Actual Costs associated with delivering Services. Actual Costs associated with providing the Services shall be comprised of Direct Costs and Allocated Costs. The following provisional rates shall be in effect from August 1, 1996 through December 31, 1996. A sample invoice is provided as Attachment 11.

              Labor Cost (Straight time and overtime  Actual Wages
              labor)
              Labor Cost Wage Benefits          24.75%
              Other Direct Costs and allocated         10%
              resources
              (applied to Direct Labor Costs)
              Margin (applied to all Direct Costs)     15%

          b. Beginning January 1, 1997, the margin rate, benefits rate and cost and performance incentive shall change. A sample invoice is provided as Attachment 11 A.

              (i)   The margin of 15% shall be reduced to 12%
              (ii) Balanced Business Scorecard (BBS) performance incentive fee shall be added to the compensation terms. Award of this performance incentive shall be based on the negative three (-3%) minimum and positive ten (10%), maximum ranges. For the purpose of invoicing accrual the fee shall be billed at the mid-range between the percentages (6.5%), and reconciled at the end of the year based on Contractors actual performance.

FS/2-SIs

              (iii) Vacation and holiday pay shall be incorporated into the benefit percent of 24.75%, and as a result shall increase to 37%.
              (iv) During the period of January 1, 1997 through December 31, 1997 Cost savings risk/reward, as determined by over or under-running the 1997 agreed to Budget shall be shared by the Contractor and Operator on a 70/30% basis, respectively for Prudhoe Bay and Milne Point locations. Anchorage budget over/under run shall be shares in a 60/40% basis respectively.

          c. Payments representing incentives referred to in Attachment 9 of the Contract will be paid in arrears no later than ninety (90) calendar days after the end of 1996 by which time final adjustments for Actual Costs will also be completed and will apply only to the Anchorage workscope in existence prior this Amendment.

          d. Third party contractor and capital costs shall be reimbursed to Contractor at cost plus 5% for budgeted services under this Agreement.

              (i) Costs shall be verified with documentation as may be required by Operator.

              (ii) Reimbursement for third party subcontracts shall be at the actual direct cost in connection with all subcontracts, temporary personnel, contract personnel and/or agents, made with the prior written approval of Operator. Costs for subcontractors shall be verified by documentation as per above.

          e. In the event Operator's charter is not available and travel is required, cost of air transportation, as approved by Operator, shall be reimbursement at actual cost without the 5% described in
              II. D.

          f.  Project Activity and Just in Time Engineering Compensation Terms.

              (i) Just in Time Engineering labor costs for project or other activities out of the general "Scope of Services", as described in Attachment 10, shall be billed according to Attachment 11 & 11 A.

FS/3-SIs

              (ii) Project activity shall not be carried out without the prior written approval of Operator.

     2.   INVOICING

          a. The Contractor shall in respect of its remuneration for the Services submit its invoices in accordance with the provisions of a Contract subject to the following:

              (i) Invoices submitted by the Contractor will show the Margin, BBS and applicable costs.

          b. The basis of payment shall be monthly, billed and paid in arrears, based upon Services delivered. The Contractor shall submit the relevant invoice no later than fifteen (15) calendar days after the end of the relevant month or as otherwise mutually agreed.

III. TERM OF AGREEMENT

     1.   TERM

          a. This Amendment shall be effective as of August 1, 1996, and performance thereunder shall continue until the earlier of: a) execution of a Contract between Operator and the Contractor for the provision of Services and mutually agreed to by the Parties; or b) termination by Operator to the extent permitted in this Amendment and the Contract.

          b. Notwithstanding Sub-Section lll.la if agreement to a Contract cannot be reached by December 31, 1997 the terms and conditions of the Contract and this Amendment shall continue, until such time as Services can be transferred back to Operator or Operator's designee.

     2.   TERMINATION

          a. In the event of a Contract termination, partial termination or failure to pay costs incurred for transition of Services provided in this Amendment, the Contractor shall be entitled to the following compensation detailed below.


FS/4-SIs

              (i) In the event of a termination Operator shall pay to the Contractor (i) Stranded Costs; (ii) Residual Value of all assets relating solely to the terminated Contract and this Amendment; (iii) Margins with respect to (1) and (ii) above; and (iv) payment pursuant to the relevant Contract for Services rendered prior to the termination date.

                    Stranded Costs shall mean all costs, obligations, commitments and claims not otherwise recoverable (subject to Contractor's duty to mitigate) that the Contractor may have in good faith reasonably undertaken or incurred in connection with the relevant workscope associated with transitioning any additional costs incurred by the Contractor in giving effect to the agreed transition plan of the Services unless expressly excluded in writing by Operator.

              (ii) Not withstanding the obligations the Contractor shall consult with Operator and give in writing an estimate of the extent of Operator's exposure for the foregoing obligations, commitments, claims and expenses to Operator when new or in the event of termination.

                    The obligations with respect to payments of the Residual Value shall be subject to the ability of the Contractor to transfer to Operator free of additional charge the interests in the assets for which payment of the Residual Value is to be provided as stipulates.

              (iii) Costs related to early termination of commitments
                    extending beyond the termination date, subject however to the requirement that Contractor shall have obtained, in all long term supplier of subcontract arrangements, provisions for such early termination or transfer without penalty, unless otherwise agreed in advance by BP.

              (iv) Payment of up to a maximum of three months of costs with respect of the Contractor's employees, to the extent that the Contractor has been unable to terminate the employment of, lay-off or otherwise use or reallocate such employees.

IV. SPECIAL PROVISIONS

     1.   EMPLOYMENT OF FORMER BPXA EMPLOYEES

FS/5-SIs

          The Contractor will use a best effort to hire qualified BP employees who will be displaced by this Agreement. This best effort will include but not be limited to, employee presentations concerning GCI opportunities and interviewing all interested Operator's personnel displaced by this agreement.

FS/6-SIs

     2.   SECURITY

          Attachment 5 is deleted in its entirety and replaced with ATTACHMENT 5 (REVISED), North Slope Security Procedures, attached hereto and made a part hereof.

     3.   TRAINING

          GCI shall conduct all necessary training as identified by Operator's new hire screening and orientation programs as well as any on-going regular training as Operator may require. Specialized training requested by Operator, that is beyond that required to meet the minimum job classification needs, shall be reimbursed to Contractor by Operator at the actual cost thereof including related expenses such as travel and subsistence in accordance with Contractor's policy provided, however, that no air travel associated with training will be reimbursed without the written approval of Operator Technical Representative. Operator may, at its sole discretion, elect to provide such training. Costs of any discretionary training, not specified or required for performance of Services hereunder shall be considered non-reimbursable.

     4.   HEALTH, SAFETY AND ENVIRONMENTAL MANAGEMENT SYSTEM

          Contractor shall comply with the requirements and procedures as set forth in Attachment 12, Operator's Standard HSE Contract Clauses and OIAS Expectations, attached hereto and made a part hereof.

     5.   NOTICES

          Any notice which is required to be given by either Party under the Contract shall be deemed to have been duly given if left at or sent by certified mail or facsimile transmission (confirmed by letter sent by certified mail) to each Party's office as set out below as an address to which notices, shall be sent or such other address as a Party may specify in writing:

               BP Exploration - Alaska (BPXA)
               900 E. Benson Blvd.
               Anchorage, AK. 99504
               Telephone:     (907) 564-4183
               Facsimile:
               Contact:          Colin McDonald   - Technical Issues
               Telephone:     (907) 564-4927
               Facsimile:     (907) 564-5587
                                 J. H. Cox        - Commercial Issues

FS/7-SIs

              Contractor:    General Communication, Inc. (GCI)
              2550 Denali St., Suite 1000
              Anchorage, AK. 99503
              Telephone:     (907) 777-6623
              Facsimile:     (907) 265-5308
              Contact:  Marsha E. Burns
              Group Manager, Enterprise Services

          Any such notice shall be deemed to have been made to the other Party four (4) days from the date of posting (if by letter) and if by facsimile transmission on the recipients next business day after the sender has obtained a "good" transmission slip.

     6.   WORKING INTEREST OWNERS

          Incorporate as Attachments 1D "Current" Working Interest Owners for Milne Point, attached hereto and made a part hereof.


V.   STANDARD TERMS AND DEFINITIONS

     1.   Definitions

          a. "Operator" shall mean BP Exploration (Alaska) Inc. and, where the context so admits, shall include its employees and agents.

          b. "Contractors" shall mean that company or entity set forth and named in the preamble to this Agreement and, where the context so admits, shall include its employees, agents and subcontractors.

          c.   "Parties:, shall mean both Operator and the Contractor.

     2.   GOVERNING LAW

          This Amendment shall be governed by and construed under the laws of the State of Alaska (without reference to any conflicts of law rules), and any dispute shall be litigated in any court in the City of Anchorage, State of Alaska, to the exclusion of any other jurisdiction or forum.

Except as specifically amended herein, all terms and conditions of Contract No. 92MR067A, dated April 1, 1992 shall remain in full force and effect and said Contract together with Amendment Nos. 1 through 3 shall constitute the entire agreement between the parties with regard to the matters covered herein.

FS/8-SIs

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 03.

CONTRACTOR                                OPERATOR
GCI NETWORKS SYSTEMS                      BP EXPLORATION (ALASKA) INC.

By:                                       By:
   -------------------------------            -------------------------------

Title:                                    Title:  CONTRACTS ENGINEER, ALASKA
       ---------------------------               ----------------------------
       Group Manager
       Enterprise Services                Date:
                                                -----------------------------
Date:
      ----------------------------


FS/9-SIs

                          ATTACHMENT 1D
                            (Revised)

             MILNE POINT UNIT WORKING INTEREST OWNERS

1.  BP Exploration (Alaska) Inc.
    900 East Benson Blvd.
    (P.O. Box 196612, 99519-6612)
    Anchorage, Alaska 99508

2.  BP Exploration and Oil, Inc.
    900 East Benson Blvd.
    (P.O. Box 196612, 99519-6612)
    Anchorage, Alaska 99508

3.  OXY USA, Inc.
    P.O. Box 50250
    Midland, TX 79710-0250







FS/10-SIs

                              ATTACHMENT 5
                               (Revised)

           NORTH SLOPE HEALTH SAFETY AND SECURITY PROCEDURES

I.   STANDARD OPERATING PROCEDURES

     Standard Operating Procedures have been prepared for the general safety and welfare of all personnel working in the Prudhoe Bay area at both operating fields (Western Operating Area/Endicott Operating Area/Milne Point Unit). Contractor will implement and maintain these procedures as part of its Operator-approved safety program. It is understood that some of these requirements are more stringent than the state or federal safety regulations.

     In order to promote safe work practices, Contractor shall ensure that Operator's Contractor Health, Safety, & Environmental Guidelines (CHSEG), as amended from time to time, shall be readily accessible to all Contractor employees at the work site. Contractor's Management shall ensure that all contractor employees are cognizant of and in full compliance with policies and procedures outlined in Operator's CHSEG.

II.  BP EXPLORATION SAFE PRACTICES MANUAL

     As an aid to Contractor, Operator will provide Contractor with the BP Exploration Safe Practices Manual in addition to the CHSEG. Contractor will comply with all phases of the safe work practices stated therein as same may be amended from time to time. In the event of an anomaly between the State of Alaska Department of Labor Occupational Safety and Health Rules and regulations and/or with the Federal Occupational Safety and Health Standards as defined under the William Steigner Occupational Safety and Health Act of 1970, the stricter of the applicable regulations shall apply.

III. SECURITY

     Contractor's employees must obtain photo identification badges from Operator's North Slope Security office in order to gain access to the Western Operating Area, Endicott Operating Area and/or Milne Point Unit of the Prudhoe Bay Field. In the Western Operating Area badges will be issued to employees in person at the Base Operations Center Annex I Badging Office.


                                                         Contract No. 92MR067A
1-S2                                   1                  REVISED ATTACHMENT 5

     WESTERN OPERATING AREA:

     Security Department
     BP Exploration (Alaska), Inc.
     P.O. Box 196612, BOC, Prudhoe Bay
     Anchorage, Alaska 99519-6612
     (907) 659-3101 ext. 4441

     In the Endicott Operating Area badges will be issued to employees in person at the Endicott Base Operating Center Security Office.

     ENDICOTT OPERATING AREA/MILNE POINT UNIT:

     Security Department
     BP Exploration (Alaska), Inc.
     P.O. Box 196612, BOC, (Endicott or Milne as appropriate)
     Anchorage, Alaska 99519-6612
     (907) 659-6500, ext. 6516 Endicott
     (907) 659-6300, Milne Point

     Contractor is responsible for awareness and adherence by its employees to Operator's camp rules and regulations regarding:

     -   Firearms, trapping and feeding of wildlife
     -   Clinic
     -   Drugs/alcohol/smoking
     -   Driving and fueling regulations
     -   Emergency response procedures

IV.  LAWS, RULES, AND REGULATIONS

     Contractor shall comply, but not by way of limitation, with the State of Alaska Department of Labor Occupational Safety and Health Rules and Regulations and/or Occupational Safety and Health Act of 1970 and will ensure that its employees, servants, agents, and subcontractors observe and comply with such laws, rules, regulations, and procedures and do not engage in activities objectionable to local or governmental authorities.

V.   SAFETY STANDARDS

     Contractor shall conform to the highest standards of safety practices in performance of the work and shall organize and vigorously maintain a comprehensive safety


                                                         Contract No. 92MR067A
2-S2                                   2                  REVISED ATTACHMENT 5
     program covering all phases of the work and shall conform to all safety practices and requirements of Operator as set forth in the CHSEG. Contractor warrants that any and all work performed and/or equipment delivered to Operator or Operator's designee under this Agreement shall comply with all requirements of the State of Alaska Department of Labor Occupational Safety and Health rules and regulations and with the Federal Occupational Safety and Health Standards Act of 1970, as the same may be amended from time to time and including all regulations adopted pursuant to such Act, and shall comply with all the requirements of any applicable health, safety, or environmental statute or regulations adopted pursuant to such Act. Contractor further warrants that it shall comply with all the requirements of any applicable health or safety statute or regulation of any state or local government agency having jurisdiction in the location to which such equipment is to be shipped or such work is to be performed pursuant to this Agreement. Contractor shall be solely responsible for compliance with all such laws or regulations without relying upon enforcement thereof by, or instruction of, Operator.

VI.  GOVERNMENT INSPECTIONS

     Contractor agrees to promptly report in full to Operator any safety, health, or environmental inspection by state or federal governmental authorities. Contractor shall coordinate all contacts with said agencies with Operator prior to that contact. All on-site safety inspections by state or federal government inspectors will be coordinated through Operator. Contractor will immediately notify Operator when an inspector arrives on-site.

VII. REQUIRED CONTRACTOR EMPLOYEE SAFETY GEAR/ARCTIC EQUIPMENT

     Contractor, without otherwise limiting its full responsibilities, specifically agrees to furnish and/or require its employees to have all the necessary protective clothing and protective equipment.

     1.   SAFETY-TOED FOOT GEAR

          All Contractor employees working in an area where safety-toed foot gear is required must wear safety-toed gear with a minimum 1/2" heel which otherwise is in compliance with ANSI Specification Z41-1.

     2.   HARD HATS AND SAFETY GLASSES

          All Contractor personnel will wear approved ANSI Standard Z89.1 hard hats and approved ANSI Standard Z87.1 safety glasses with side shields in all locations where Operator has indicated such are to be worn.


                                                         Contract No. 92MR067A
3-S2                                   3                  REVISED ATTACHMENT 5

     3.   ARCTIC CLOTHING

          All Contractor personnel reporting to work at Operator's job site shall report equipped with arctic clothing adequate for the working environment to which they are assigned. Such required clothing shall include, but not be limited to the following:

          Clerks and others who are seldom required to go out of doors;

          Insulated parka, lined gloves, arctic pacs with liners;

          Personnel having frequent occasion to go out-of-doors, but who would not have extended work assignments out-of-doors;

          Insulated parka, Balaclava wool cap, lined gloves, safety-toed arctic pacs with liners, safety-toed insulated shoes

     All others:

          Insulated parka and insulated pants (may be substituted for insulated coveralls) insulated coveralls, Balaclava wool cap, lined gloves, polar mittens, face mask, safety-toed arctic pacs w/liners or bunny boots, safety-toed insulated shoes.

          Fire Retardant Clothing is required as applicable per the North Slope Safety Handbook.

VIII. ADDITIONAL SPECIAL PURPOSE EQUIPMENT

     Unless otherwise specified in writing by Operator's administrative representative, Contractor shall provide employees with any additional safety equipment which would be required for the work to be performed. Such equipment may include, but will not be limited to, the following: respiratory protection equipment administered under a comprehensive respiratory protection program, goggles, face shields, special clothing, flotation equipment and survival suits as equipped by Operator's safety requirements.

IX.  RESPONSIBILITY FOR PROVIDING GEAR

     The providing of the gear specified in Paragraph VII above, unless expressly stated otherwise, shall be the responsibility of Contractor and shall not be reimbursed by Operator.


                                                         Contract No. 92MR067A
4-S2                                   4                  REVISED ATTACHMENT 5

X.   CONTRACTOR RADIO REQUIREMENTS

     If Contractor's work requires its employees to be in a remote location, or any location which does not have a telephone access to Operator's main communications center, Contractor shall be required to obtain from Operator, proper radio communication equipment to provide immediate contact with Operator's base communications center. All Contractors shall be required to have immediate access to Operator's base communications center operator as a condition of working for Operator.

     Operator shall provide to Contractor, at Operator's expense, either hand-held, or vehicle installed radio equipment, which is intended to provide immediate contact to Operator's base communications center operator in case of emergencies. The Supervisor, PAC, or his designee, will determine the type(s) and quantities of radios to be issued to Contractor. Contractor shall be required, when radios are issued, to sign an issue document. When Contractor's work has been completed, all radios must be returned to the Supervisor, PAC, or his designee. If all radios are returned, Contractor shall receive a completed copy of the issue document. If all issued radios are not returned, Contractor shall be responsible for replacement costs. Replacement costs may be deducted from final invoice payment.

                               ATTACHMENT 1 0

                              SCOPE OF SERVICES

GCI SCOPE OF SERVICE

1.   Telecommunications Services


     1.1  Voice/Messaging Equipment and Applications

          1.1.1 Manage and perform all telephone station equipment MAC requests.

          1.1.2  Manage and maintain telephone/PBX cable plant.

          1.1.3  Troubleshoot PBX/voice mail equipment and service problems.

          1.1.4  Provide PBX/voice engineering services.

     1.2  Local Access Services

          1.2.1 Manage and coordinate all LEC Alaska access interconnections and services.

     1.3  Video Equipment and Applications

          1.3.1  Maintain video equipment.

          1.3.2 Provide Alaska coordination for boardroom video conference facility usage.

          1.3.3  Troubleshoot video service problems.

          1.3.4  Provide video engineering services.

2.   Network Services

     2.1  Private Transmission Facilities

          2.1.1 Monitor and manage all North Slope private transmission utility facilities.

          2.1.2  Troubleshoot transmission equipment and service problems.



                                                         Contract No. 92MR067A
1-S3                                   1                 REVISED ATTACHMENT 10

          2.1.3  Provide transmission engineering services.

     2.2  WAN Services

          2.2.1 Troubleshoot Alaska and regional WAN circuits and network services per regional request or SSC dispatch.

          2.2.2  Perform MAC requests per regional request or SSC dispatch.

          2.2.3  Monitor and manage designated WAN services (e.g., Newbridge
                 4602) and provide management backup for the Houston NMC.

          2.2.4  Provide local and regional WAN engineering services.

          2.2.5  Provide enterprise WAN engineering services as agreed.

     2.3  LAN Services

          2.3.1 Troubleshoot local LAN service problems per local/regional request or SSC dispatch.

          2.3.2 Perform MAC requests per local/regional request or SSC dispatch.

          2.3.3  Monitor and manage designated LAN services.

          2.3.4  Provide local and regional LAN engineering services.

          2.3.5  Provide enterprise LAN engineering services as agreed.

     2.4  Radio Frequency Services

          2.4.1  Manage two-way radio services.

          2.4.2 Troubleshoot Alaska radio service and equipment problems per local request or SSC dispatch.

          2.4.3 Provide Alaska radio/paging engineering services and coordination.

     2.5  SCADA Communications Services

          2.5.1  Monitor and manage SCADA communications services.



                                                         Contract No. 92MR067A
2-S3                                   2                 REVISED ATTACHMENT 10

          2.5.2 Troubleshoot Alaska SCADA communications service problems per local request or SSC dispatch.

          2.5.3  Provide Alaska SCADA communications engineering services.

     2.6  Desktop, Peripheral and Server Support

          2.6.1 Provide on-site repair of equipment or shipment to depot repair location for equipment under warranty

          2.6.2 Provide end user application support for supported software products

          2.6.3  Provide NT Server and Microsoft Mail/Exchange administration

          2.6.4  Install new equipment as requested

          2.6.5 Install software upgrades to supported desktop and server applications as requested




                                                         Contract No. 92MR067A
3-S3                                   3                 REVISED ATTACHMENT 10

                                ATTACHMENT 11

     Compensation:  Anchorage, North Slope and Just in Time Engineering
                         (Method Prior to Amendment)

                                                                                                     ----------------------
                                                                                                     Date:        27-May-97
A) Telecommunications Outsource                                                                      Time:          1:16 PM
ice Ddetail-MM 1996 Actual                                                                           ----------------------
---------------------------------------------------------------------------------------------------------------------------
Model Variables:  Employee Nam       Data    Data       Data     Data   Data    24.75%    Sum      10.00%   15.00%    Sum
---------------------------------------------------------------------------------------------------------------------------
                                                                                          GCI                       CURRENT
                                    HOURLY            MONTHLY     OT     OT              LOADED                      MONTH
    POSITION     EMPLOYEE NAM        RATE    HOURS     SALARY    HOURS  COSTS  BENEFITS  COSTS    OVERHEAD  MARGIN    MRC
---------------------------------------------------------------------------------------------------------------------------
Personnel Total:                                      28,436     48.00  1,519   7,414    37,369    2,996     6,055   48,940

Telecommunications on Site Staff Total:               28,436     48     1,519   7,414    37,369    2,996     6,055   48,940
111  Network Analyst                         173.3     4,530     10.00    392   1,218     6,140      492       995    7,628
112  LAN/WAN Technician                      133.8     3,052      8.00    274     823     4,149      333       672    5,154
113  LAN/WAN Technician                      173.3     2,936      4.00    102     752     3,789      304       614    4,707
114  Cable Plant Technician                  166.3     2,320      4.00     84     595     2,998      240       486    3,725
115  Telecommunications Analyst              173.3     3,908      8.00    271   1,034     5,213      418       845    6,475
116  Administrative Operator                 151.8     2,143      3.00     64     546     2,753      221       446    3,420
117  Communications Operator                 173.3     2,320      1.00     20     579     2,920      234       473    3,627
118  Staff Engineer                          124.3     2,987                      739     3,726      299       604    4,629

119  Switchboard Operator                    173.3     1,977      2.00     34     498     2,509      201      407    3,117
120  Senior Engineer                          27.8       951                      235     1,186       95      192    1,473
121  LAN/WAN Technician                       56.3     1,312      8.00    280     394     1,985      159      322    2,466

Just In Time (JIT) Staff Total:               31.50                                                         2,520
131  JIT Engineer                   80.00     28.00                                                         2,240
132  JIT Engineer                   80.00      3.50                                                           280

                                SCHEDULE 11A

                         ANCHORAGE TELECOM INVOICE
                                     MARCH


Invoice sample


Invoice Number:                   100080
Invoice Date:                     April 5, 1997

Customer Name:                    BP Exploration (Alaska) Inc.
                                  Accounts Payable Department
                                  900 E. Benson
                                  P.O. Box 196612
                                  Anchorage, Alaska 99519-6612

BPXA Contract Number:             92MR067A

Monthly Summary

SCHEDULE           DESCRIPTION                          AMOUNT
--------           -----------                          ------

     A             Labor                              $56,633.33

     B             Contract Support Agreements        $ 5,698.65

     B             Handling Fee                       $   284.92

                   Total Costs in Target              $62,616.90

     A             Project Costs                      $20,453.17

                        Total Invoice Amount          $83,070.07

                              ATTACHMENT NO. 11A

                                  SCHEDULE A

                                  ANCHORAGE
                           IN BUDGET LABOR CHARGES

-----------------------------------------------------------------------------
Facility           Cost Center           Gen        Sub     Acct     Total
-----------------------------------------------------------------------------
ANCHORAGE            IP0200              9975       001      117    29,417.20
-----------------------------------------------------------------------------
ANCHORAGE            IV0200              9975       001      117     1,342.58
-----------------------------------------------------------------------------
ANCHORAGE            IW0200              9975       001      117       942.03
-----------------------------------------------------------------------------
ANCHORAGE            IZ0200              9975       001      117    24,931.52
-----------------------------------------------------------------------------
              TOTAL                                                $56,633.33
-----------------------------------------------------------------------------


                                   ANCHORAGE
                                 PROJECT COSTS

-----------------------------------------------------------------------------
Facility           Cost Center           Gen        Sub     Acct     Total
-----------------------------------------------------------------------------
ANCHORAGE            330236              9937       180      530        43.93
ANCHORAGE            330237              9937       180      530        43.93
ANCHORAGE            330245              9937       180      530        43.93
ANCHORAGE            4P0722              9937       100      102        61.32
ANCHORAGE            684999              9345       060      390       674.56
ANCHORAGE            730809              9320       100      102     4,400.00
ANCHORAGE            730812              9320       300      101     9,307.89
ANCHORAGE            730820              9320       100      101       560.45
ANCHORAGE            A82GC1              9901       200      117       619.28
ANCHORAGE            F03145              9942       100      117     3,179.37
ANCHORAGE            H40173              9975       001      117       702.95
ANCHORAGE            K00201              9901       200      117       183.97
ANCHORAGE            K00207              9901       200      117        61.32
ANCHORAGE            K70072              9942       200      117       306.62
ANCHORAGE            U39214              9942       100      117       263.61
-----------------------------------------------------------------------------
              TOTAL                                                $20,453.17
-----------------------------------------------------------------------------

                              ATTACHMENT NO. 11A

                                  SCHEDULE B

                                  ANCHORAGE


DESCRIPTION                 COST CENTER       GEN SUB      ACCT       TOTAL
------------------------------------------------------------------------------

Contract Support              IPO200                       120      $5,698.65

Handling Fee                  IPO200                       120      $  284.92

                               Total                                $5,983.57

                              ATTACHMENT NO. 11A

                                     PIVOT

-------------------------------------------------------------------------------
Sum of TOTAL
---------------------------------------------------------------------
Facility            Cost Cent       Gen       Sub      Acct         Total
-------------------------------------------------------------------------------
ANC                   330293        9337      182      117       43.93463703
                      337050        9320      100      102       2514.283192
                      340061        9337      180      530       439.3463703
                      4N0153        9320      100      101       395.4117333
                      4P0722        9320      100      102       4415.326581
                      684999        9345      060      390       61.32398029
                      730809        9320      100      102               640
                      730812        9320      300      101       13949.77977
                      730820        9320      100      101       3713.608268
                      731135        9335      030      355        429.267862
                      880007        9335      030      001       367.9438817
                      A63GC2        9901      200      117       245.2959212
                      A82GC1        9901      200      117       619.2786062
                      F02443                                     3841.201084
                      F03145        9942      100      120       193.6152804
                      F81100        9975      001      117       747.3979769
                      IP0200        9975      001      117        23189.5953
                      IV0200        9975      001      117        4673.36703
                      IV0202        9975      001      117       464.4589546
                      IW0200        9975      001      117       2047.606994
                      IZ0200        9975      001      117       39715.63398
                      IZ0200        9975      001      117       960.8526006
                      K00201        9901      200      120       61.32398029
                      K70072        9942      200      117       858.5357241
                      U39030        9942      100      120       122.6479606
MPU                   330179        9335      030      355       146.1471106
                      330288        9901      100      120       875.9084109
                      337071        9335      030      355       87.59084109
                      U38712        9942      100      120            116.66

                      U39030        9942      100      117        8020.44424
                                                       120       21532.02895
WOA                   330179        9335      030      335       182.7341578
                                                       355       2647.295148
                      337026        9335      030      355       595.9686094
                      337050        9320      100      102       17036.64204
                      337054        9335      030      335       121.8227718
                                                       355       437.2144962
                      337062        9335      030      335       182.7341578
                                                       355       1238.600737
                      337067        9335      030      355       126.5151383
                      337069        9335      030      335       213.1898507
                      337070        9335      030      335       121.8227718
                      337071        9335      030      355        419.799216
                      337900        9335      030      335       1979.620042
                      339043        9900      070      785       491.5253895
                      340067        9337      182      117       548.2024733
                      347026        9335      030      335       121.8227718

                                        ATTACHMENT NO. 11A

Emp No  Name  Facility  Cost Center  Gen   Sub   Acct   Wo Num   Task   Time Svc   Work    Hours   Regular   OT   Blended   TOTAL
                                                                          Type     Date
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/1/97     7.     23.59   35.38   0.00   165.10
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/2/97     8.     23.59   35.38   0.00   168.00
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/3/97     6.     23.59   35.38   0.00   141.52
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/4/97     6.     23.59   35.38   0.00   141.52
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/7/97     7.     23.59   35.38   0.00   165.10
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/8/97     6.     23.59   35.38   0.00   141.52
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   05       REG    4/9/97     8.     23.59   35.38   0.00   188.00
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/10/97    6.     23.59   35.38   0.00   141.52
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/11/97    7.     23.59   35.38   0.00   165.10
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/22/97    8.     23.59   35.38   0.00   188.00
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/23/97    8.     23.59   35.38   0.00   188.00
         AK
G6369  Barton    ANC       IP0200    9975  001   117   97302883   01       REG    4/24/97    8.     23.59   35.38   0.00   188.00
         AK
G6369  Barton    ANC       IV0200    9975  001   117   97302883   03       REG    4/3/97     2.     23.59   35.38   0.00    47.17
         AK
G6369  Barton    ANC       IV0200    9975  001   117   97302883   03       REG    4/4/97     1.     23.59   35.38   0.00    23.50
         AK
G6369  Barton    ANC       IV0200    9975  001   117   97302883   03       REG    4/7/97     1.     23.59   35.38   0.00    23.50
         AK
G6369  Barton    ANC       IV0200    9975  001   117   97302883   03       REG    4/8/97     2.     23.59   35.38   0.00    47.17
         AK

    PSU In  PSU Out  Anch In  Anch  Milne
                               Out

G6369  Barton     ANC      IV0200    9975  001   117   97302883   03       REG    4/11/97    1.     23.59   35.38   0.00    23.50
        AK
G6369  Barton     ANC      IV0200    9975  001   117   97302883   03       REG    4/21/97    4.     23.59   35.38   0.00    94,34
        AK
G6369  Barton     ANC      IW0200    9975  001   117   97302883   04       REG    4/21/97    4.     23.59   35.38   0.00    94.34
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/1/97     1.     23.59   35.38   0.00    23.50
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/4/97     1.     23.59   35.38   0.00    47.17
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/10/97    2.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/14/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/15/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/16/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/17/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/18/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/25/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/28/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/29/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Barton     ANC      IZ0200    9975  001   117   97302883   02       REG    4/30/97    8.     23.59   35.38   0.00   188.00
        AK
G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/1/97     1.     80.00    0.00  80.00    80.00

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/2/97     1.     80.00    0.00  80.00    80.00

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/3/97     1.     80.00    0.00  80.00    80.00

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/4/97     1.     80.00    0.00  80.00    80.00

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/7/97     1.     80.00    0.00  80.00    80.00

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/8/97     1.     80.00    0.00  80.00    80.00


    PSU In  PSU Out  Anch In  Anch  Milne
                               Out
                               80
                               80
                               80
                               80
                               80
                               80
                               80

G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/9/97     1.     80.00    0.00  80.00    80.00
G6369  Blagg, J.  ANC      730809    9320  100   102   97302954   01       REG    4/15/97    1.     80.00    0.00  80.00    80.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/1/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/2/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/3/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/4/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/7/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/8/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/9/97     7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/10/97    4.     80.00    0.00  80.00   320.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/11/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/14/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/15/97    7.     80.00    0.00  80.00   580.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/16/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/17/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/18/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/21/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/22/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/23/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/24/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/25/97    8.     80.00    0.00  80.00   640.00


    PSU In  PSU Out  Anch In  Anch  Milne
                               Out
                               80
                               80
                              580
                              580
                              580
                              580
                              580
                              580
                              580
                              320
                              640
                              640
                              580
                              640
                              640
                              640
                              640
                              640
                              640
                              640
                              640

G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/28/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/29/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      730812    9320  300   101   97302909   01       REG    4/30/97    8.     80.00    0.00  80.00   640.00
G6369  Blagg, J.  ANC      IZ0200    9975  001   117   97302883   02       REG    4/10/97    4.     80.00    0.00  80.00   320.00
G6369  Blagg, J.  ANC      IZ0200    9975  001   117   97302883   02       REG    4/10/97    4.     80.00    0.00  80.00   320.00

NWTS  Brown, KJ   ANC      IP0200    9975  001   117   97302883   01       REG     April    78.505    *      *       *    1444.96
NWTS  Brown, KJ   ANC      IV0200    9975  001   117   97302883   03       REG     April    11.215    *      *       *     153.57
NWTS  Brown, KJ   ANC      IW0200    9975  001   117   97302883   04       REG     April    11.215    *      *       *     163.57
NWTS  Brown, KJ   ANC      IZ0200    9975  001   117   97302883   02       REG     April   123.57     *      *       *    1799.22
G1698  Burns, M   ANC      A82GC1    9901  200   117   97300648   03       REG    4/3/97     8.     77.41    0.00  77.41   619.26
G1698  Burns, M   ANC      IP0200    9975  001   117   97302883   01       REG    4/1/97     8.     77.41    0.00  77.41   619.26
G1698  Burns, M   ANC      IP0200    9975  001   117   97302883   01       REG    4/2/97     8.     77.41    0.00  77.41   619.26
G1698  Burns, M   ANC      IP0200    9975  001   117   97302883   01       REG    4/4/97     8.     77.41    0.00  77.41   619.26
G1698  Burns, M   ANC      IP0200    9975  001   117   97302883   01       REG    4/24/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IP0200    9975  001   117   97302883   01       REG    4/25/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0200    9975  001   117   97302883   03       REG    4/16/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0200    9975  001   117   97302883   03       REG    4/17/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0200    9975  001   117   97302883   03       REG    4/18/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0202    9975  001   117   97302883   04       REG    4/21/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0202    9975  001   117   97302883   04       REG    4/22/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IV0202    9975  001   117   97302883   04       REG    4/23/97    2.     77.41    0.00  77.41   154.82


    PSU In  PSU Out  Anch In  Anch  Milne
                               Out
                                     640
                                     640
                                     640
                            320.00
                            320.00
                           1444.96
                            163.57
                            163.57
                           1799.22

G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/7/97     2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/8/97     2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/9/97     2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/10/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/11/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/14/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/15/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/28/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/29/97    2.     77.41    0.00  77.41   154.82
G1698  Burns, M   ANC      IZ0200    9975  001   117   97302883   02       REG    4/30/97    2.     77.41    0.00  77.41   154.82
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/3/97     8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/4/97     8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/7/97     8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/8/97     8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/9/97     8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/10/97    8.     54.40    0.00  51.40   411.23
         RK
G7304  Conrad,    MPU      U39030    9942  100   120   97346858   01       REG    4/11/97    8.     54.40    0.00  51.40   411.23
         RK

                                  ATTACHMENT 12

                       BPXA STANDARD HSE CONTRACT CLAUSES

1.   HSE Management System Requirements

1.1 The Contractor shall provide BPXA with a statement of its policy for health, safety and environmental (HSE) matters for review prior to the commencement of the Work. During the term of the Contract, this policy shall not be revised or amended in respect of the Work provided without prior notification to BPXA.

1.2 The Contractor shall perform the Work under a formal system which follows the principles outlined in BPXA's Operations Integrity Assurance System
     (OIAS), as may be amended by BPXA from time to time.(The Systems outlined in "BPXA Expectations for Contractor Health Safety and Environmental Excellence" follow the OIAS Principles).

1.3 The Contractor HSE Management System shall demonstrate, to the reasonable satisfaction BPXA, that the aims and objectives of the Contractor's HSE policy are proven through documented performance.

1.4  The Contractor HSE Management System shall:

     a) Contain objectives and standards designed to reasonably ensure that all the Contractor's personnel are competent to perform their tasks safely, and

     b) Ensure, to the extent reasonably possible, that in the performance of the work, the hazards to the health of Contractor's personnel, BPXA staff and third parties have been identified, assessed where possible, and are being controlled through formal planning methods and procedures.

     c) Ensure that all Contractor's personnel receive environmental awareness training including, but not limited to, polar bear and fox awareness, spill prevention and reporting, and avoiding disturbance of wildlife.

2.   COMPATIBILITY OF HSE MANAGEMENT SYSTEMS

2.1 The Contractor shall liaise with BPXA to ensure that the roles and responsibilities in both systems are clearly defined and allocated and are clearly understood by all parties involved in the service.


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2.2  Within the framework of its HSE management system, the Contractor shall work to the HSE performance standards which meet or exceed those in BPXA HSE Management System. The Contractor shall ensure that its Support also work to such standards.

2.3 The interfaces between the Contractor and BPXA shall be documented in the form of an HSE Interface Document which shall become part of the Contract.

2.4 Where applicable, the Contractor shall ensure that similar standards apply to the HSE management systems used by all Support engaged by it.

3.   CONTRACT HSE PLAN

3.1 Within 60 days after this requirement becoming part of the Contract, the Contractor shall prepare a plan for the management of all HSE aspects of the Service, known as the "Contract HSE Plan". The Contract HSE Plan must satisfy these requirements;

     a) The BPXA Expectations for Contractor HSE Excellence, which are set forth in Exhibit A to this Attachment, and any amendments thereto;

     b) Hazard Assessment - This is an assessment of the HSE hazards associated with a given job and/or job site. This assessment is meant to identify the possible hazards so that a Contract HSE Plan can be developed to address those hazards.

     c) Interface Document - This is the means through which the interfaces between the Contractor and BPXA are documented.

     d) EPA's ENVIRONMENTAL AUDITING POLICY STATEMENT, dated July 9, 1986 (51 Fed. Reg. 25004), and any amendments thereto;

     e) EPA's STATEMENT OF POLICY. INCENTIVES FOR SELF-POLICING, dated December 22, 1995 (60 Fed. Reg. 66706), and any amendments thereto.

     and must reflect Contractor's HSE Management System.

3.2 The Contract HSE Plan shall include an assessment of reasonably identifiable HSE risks associated with the Work and shall indicate the proposed method of controlling those risks. It shall also include measurable and realistic targets for HSE performance in various categories, covering, but not necessarily limited to:


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

     a)   Lost-time injuries
     b)   Statutorily reportable events
     c)   Injury severity
     d)   Environmental emissions and waste production.

3.3 The Contract HSE Plan shall include a follow-up system to ensure that all remedial actions (from reviews and investigations of accidents and incidents) are closed out.

3.4 The Contract HSE Plan shall include details of the proposed method for conducting internal auditing of the effectiveness of its HSE Management System as applied to the Work.

3.5 The Contract HSE Plan must be approved by BPXA. Contractor must review the plan at least annually and shall update it whenever necessary to implement any amendments to the previously described requirements for the Plan, as well as any proposed changes to the Contract for Services. All updates must be submitted to BPXA for its review and approval before being implemented.

3.6 The approved Contract HSE Plan and updates shall form part of the Contract for Services. Contractor shall comply with the Contract HSE Plan at all times during performance of the Contract.

4.   REPORTING

4.1 The Contractor shall submit a quarterly (or monthly where required) written HSE report to BPXA, covering the following matters as relevant:

     a)   Progress made against the Contract HSE Plan,

     b)   An overview of all accidents and near-miss events,

     c) Total working hours for its employees and the employees of its Support providing the service (required monthly),

     d) Details of the quantity and nature of any emissions and wastes generated,

     e)   A summary of any equipment QAI reports, and

     f) Copies of all safety related inspection reports, including those provided to external bodies

     g)   A summary of the status of any remedial actions.


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

4.2 At the end of the Contract, the Contractor shall submit a final HSE report which summarizes its safety and environmental performance and that of its Support during the execution of the Work. This report shall include the cumulative total number of accidents, near-misses and hours worked.

4.3 Not withstanding the provision of a quarterly report, the Contractor shall follow the requirements of the BPXA accident and incident reporting and investigation procedure while on the BPXA site.

4.4 The Contractor shall notify BPXA of any of the following events. All notifications shall be given immediately (and in any event not later than 24 hours) upon Contractors discovering or being informed of the circumstances requiring the notification and shall be communicated verbally and in writing to BPXA's Representative.

     a) The Release of a Hazardous Material and of the Contractor's response to such Release;

     b) Any violation of an HSE Law or a BPXA Rule by Contractor or its Support;

     c) The receipt by Contractor or its Support of any alleged violation of any HSE Law or of any proposed debarment, suspension, or ineligibility of Contractor by a federal agency, suspension or ineligibility;

     d)   Any inspection or notice of inspection by any governmental authority;

     e) If any claim, demand, action, or proceeding has been commenced or asserted or, to the knowledge of Contractor, threatened, or if, to the knowledge of Contractor, any investigation has been commenced, asserted, or threatened alleging any failure by Contractor or its Support to comply with any HSE Law or the potential responsibility for the Release of Hazardous Materials;

     f)   Any failure to comply with the Contract HSE Plan.

5.   REGULATORY AND OTHER REQUIREMENTS

5.1 The Contractor shall comply and shall take all necessary steps to ensure that its Support complies with HSE Laws as provided in Section VII.11.a. of the Contract.


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5.2  The Contractor shall maintain, at the work site, copies of all applicable permits, including environmental permits. The Contractor shall ensure that its personnel are aware of the terms of the permits.

5.3 The Contractor shall cooperate fully with all BPXA personnel and federal, state, and local government agency personnel conducting compliance inspections. Contractor shall comply fully and promptly with all specific instructions from BPXA with regard to environmental matters.

5.4 Contractor shall, if requested by BPXA, promptly provide BPXA with all notes, reports (including without limitation, environmental audit reports), memoranda, correspondence, records, and other documentation (in any media) relating to the requirements in this ATTACHMENT, including without limitation the compliance with the Contracts HSE Plan and the matters set forth in Sections 4 and 5 of this ATTACHMENT.

6.   HSE PERFORMANCE STANDARDS

6.1 When working on sites controlled or owned by BPXA, the Contractor shall comply with and shall ensure that its Support comply with current BPXA HSE requirements, including, in particular the BPXA Work Permit system. At other locations, the Contractor and BPXA shall agree to which of the BPXA HSE requirements are appropriate to the Scope of Work and will be addressed in the Interface Document.

6.2 Where necessary and appropriate, the Contractor shall seek advice from BPXA HSE Specialist on the interpretation of the HSE Documents.

7.   WORKING CONDITIONS

7.1  The Contractor shall ensure that its Support are:

     a) Fully conversant with the working conditions at Site, the rules and standards relating to the Environment and the hazards and risks associated with the Service to be provided, and,

     b) Fully aware that they are expected to bring to the immediate notice of their Supervisor all health, safety and environmental risks which they believe not to be under adequate control, so that action may be taken to prevent potential injuries or other losses and provide a safe and healthy workplace.


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

7.2 The Contractor shall ensure that its Support shall keep all places of work as clean and tidy as is reasonably practicable under the circumstances, to minimize the risk of causing injury to persons, damage to property or delays in completing the work.

7.3 On completion of the Work, the Contractor shall promptly clear away and remove from Site all surplus materials and equipment and leave all areas in a clean and tidy condition to the satisfaction of the BPXA representative at the Site.

7.4 If, in the opinion of the BPXA Representative, the Contractor or its Support is working in a manner which contravenes any requirement of this contract, the BPXA Representative shall advise the Contractor accordingly and the Contractor shall take immediate steps to correct the situation.

7.5 BPXA reserves the right to terminate or suspend the Contract without notice and without financial penalty to BPXA if the Contractor fails to meet the standards set forth in this Exhibit.













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

8.   OCCUPATIONAL HEALTH AND MEDICAL FITNESS

8.1 The Contractor shall ensure that its personnel and, where applicable, personnel employed by its Support are medically fit for assigned duties.

     a) The Contractor or its Support shall ensure that all personnel who are to work at remote sites for BPXA have the appropriate medical testing performed prior to arrival on site, i.e., (Exhibit B Medical Requirements) Medical Assessment, Pulmonary Function Test for Respiratory Protection Programs, a current hearing test for Hearing Conservation Program, and any other medical testing necessary to ensure that the assigned employees are able to perform the essential functions of the assigned job and present no clear threat to the health and safety of the assigned employee or others.

8.2 The Contractor shall formally advise BPXA of any known medical disability or condition of any personnel which may pose a threat to his/her own health and safety, or the health and safety of others at the work place.

CLAUSES 8.3 TO 8.10 ARE APPLICABLE TO WORK CARRIED OUT AT A REMOTE SITE:

8.3 If, in the opinion of the BPXA Senior Medical Advisor, any person employed by the Contractor or its Support presents a direct threat to the health or safety of the employees or others at the site, or is unable, with or without reasonable accommodation to perform the essential function of an assigned job, BPXA reserves the right to:

     a)   Refuse permission for the person to travel to the remote site.

     b) Return the person from the remote site for evaluation of medical condition(s) in town.

8.4 The Contractor and its Support shall hold a current medical clearance for every employee who is required to work at a BPXA remote site. The Contractor or its Support shall require, as a condition of continuing employment, that employees undergo periodic medical examination in such manner and at such intervals as specified by BPXA.

8.5 The Contractor and his Support will have a medical director or medical reviewing officer identified for the following purposes:

     a) Medical reviewing officer for mandated drug and alcohol testing programs which are required by federal, state, or BPXA regulations.

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

     b) Custodian for medical records of employees who retire, terminate, or transfer to other work sites not on the North Slope.

     c) Medical reviewing officer for medical material from OSHA-mandated compliance programs such as Respiratory Protection, Hearing Conservation and Blood Borne Pathogens.

8.6 Not withstanding the foregoing, BPXA reserves the right to reject any person proposed by the Contractor for work at a remote site. BPXA shall not be required to state the reason for rejection to the Contractor or its Support but will share this information with the employee.

8.7 In addition to the standard medical examination, the Contractor shall ensure that persons not previously engaged within a preceding period of two years under a BPXA contract containing such similar provisions for medical examination, shall have undergone biological testing for substance abuse within 30 days of start up, which shall demonstrate negative results. Upon request, the Contractor shall provide BPXA with written confirmation of such negative results.

8.8 Advice on testing requirements and biological testing centers can be obtained from BPXA's Senior Medical Advisor's office in Anchorage (telephone 564-5129/4023).

8.9 The costs of all medical examinations, biological testing and associated expenses shall be borne by the Contractor and reasonable reimbursement paid by BPXA in accordance with the provisions of the contract.

8.10 In the event that any person may require to be evacuated from a remote site, BPXA shall provide the resources and personnel to accomplish this evacuation. If the incident occurs at a remote site other than Prudhoe Bay (WOA), Endicott or Milne Point, the Contractor is responsible for the transporting the injured to Medical facilities at the above locations. BPXA personnel will then be responsible for carrying out this evacuation up to and including escorting the person to the hospital where appropriate care can be given. The Contractor or its Support will be back billed for expenses incurred during this medical evacuation. The Contractor and its Support's are required to possess the appropriate insurance or financial means for the purpose of health care and emergency medical evacuation of their employees.

9.   WASTE GENERATION AND DISPOSAL

     The Contractor shall insure that both the Contractor and its Support (1) act to minimize the total quantity of Hazardous Materials being used or generated during performance of the Work and (2) neither generate, transport, treat, store, use,

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

     handle, recycle, dispose nor arrange for the disposal of any Hazardous Material, except in accordance with applicable HSE Laws and BPXA Rules.

10.  RIGHT OF AUDIT

     BPXA reserves the right to audit the Contractor to assure itself that HSE matters are being managed and controlled in accordance with the declared requirements of the Contractor's HSE management system and BPXA's HSE performance standards.

11.  APPENDICES

     The following documents shall be part of the Contract and by this reference are incorporated into this Contract:

     a)   Medical Requirements

     b) Contract Hazard Assessment (to be updated as the Contract Scope changes or as new Hazards are introduced to the Worksite)

     c)   Contract HSE Plan and any updates, as approved by BPXA

     d) Contract HSE Interface Document (as prepared and amended from time to time by BPXA in consultation with Contractor)

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                                       9                         ATTACHMENT 12

                                 EXHIBIT A TO

                               ATTACHMENT NO. 12

              BPXA EXPECTATIONS FOR CONTRACTOR HSE EXCELLENCE


    BP Exploration (Alaska) Inc. Expectations For Contractor Health, Safety, And Environmental Excellence

MANAGEMENT LEADERSHIP, COMMITMENT AND ACCOUNTABILITY: Contractors are expected to establish a system for HSE management and communicate it at every level in their organization. Management's commitment should be visible to the organization. The system should require accountability for HSE results at all levels of the organization, ensure demonstrable, active employee involvement in the system, include provisions to share learning across the organization and require periodic reporting to BPXA management.

CONTRACTOR PRE-WORK RISK ASSESSMENT: Contractors are expected to have a pre-work risk assessment plan to identify sources of risk, implement appropriate prevention measures, inform BPXA of any hazards encountered, and document decisions.

CONTRACTOR-SUPPLIED EQUIPMENT: Contractors are expected to have standardized practices governing the certification, care and use of equipment; meet or exceed applicable regulatory requirements; use established industry practice where regulations do not exist; incorporate operational expertise and experience from previous projects; and use hazard analysis techniques and appropriate quality control and inspection systems.

CONTROLS FOR WORK PRACTICES: Contractors are expected to implement controls when working for BPXA including training personnel to use approved written procedures and to stay within defined authority limits, use of structured inspection and maintenance practices, supplying personnel with personal protective equipment, and implementing a quality assurance program.

MANAGEMENT OF CHANGE (MOC): Contractors are expected to use BPXA's MOC system for all changes to BPXA property or systems and implement their own system for changes to contractors equipment used for BPXA work. The system shall include a known authority for approval of changes; analysis of safety and environmental implications; documentation, including reason for change and communication of potential consequences; and required compensating measures.

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

INFORMATION/DOCUMENTATION: Contractors are expected to have a system for managing technical and HSE information specific to their work for BPXA. The data shall be accessible and current and include personnel and training records (including verification of understanding), drawings and relevant technical records for equipment used or supplied, and records of accidents, incidents and near miss events.

PERSONNEL AND TRAINING: Contractors are expected to have a system for the selection, placement and on-going maintenance of qualified employees to meet specified job requirements and to assess and provide feedback on job performance. They must ensure that employees understand the known potential hazards including falls, fire, explosion, toxins, etc. related to the job. The management systems should give opportunities for employees to provide feedback.

INTERFACES AND SUBCONTRACTORS: Contractors are expected to comply with BPXA's interface system to ensure effective interfaces between contractors and BPXA. BPXA will be advised and approval sought prior to the use of subcontractors, and they will be subject to the same HSE requirements as prime contractors.

INCIDENT AND ACCIDENT REPORTING: Contractors must ensure immediate reporting to BPXA of serious HSE incidents and near misses. They shall provide a way to share with employees lessons learned from incidents, near-misses and successful practices. Less serious incidents may be reported sometime during the shift on which they occur.

COMMUNITY AWARENESS AND EMERGENCY PREPAREDNESS: Contractors must take all necessary actions to protect the public, the environment, employees and BPXA assets. They are expected to ensure that their employees understand BPXA's emergency response plan and that open communications exist with their employees and BPXA.

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